Fees Summary	Jan. 29, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 61,812,500.00
Previously Paid Amount	0.00
Total Fee Amount	8,536.31
Total Offset Amount	0.00
Net Fee	$ 8,536.31